Prospectus Supplement	December 31, 2017

Putnam Capital Spectrum Fund
Putnam Equity Spectrum Fund
Prospectus dated August 30, 2017

Effective December 31, 2017, the sub-sections Your fund’s management in the section Fund summaries are replaced in its entirety with the following:

Your fund’s management
Investment advisor
Putnam Investment Management, LLC

Portfolio manager
David Glancy, Portfolio Manager, portfolio manager of the fund since 2009

Assistant portfolio manager
Jacquelyne Cavanaugh, Portfolio Manager, assistant portfolio manager of the fund since 2017

Sub-advisors
Putnam Investments Limited*
The Putnam Advisory Company, LLC*

* Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

The following replaces similar disclosure under the sub-section The fund’s investment manager – Portfolio manager in the section Who oversees and manages the funds?:

Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of each fund’s portfolio.

Portfolio manager	Joined fund	Employer	Positions over past five years

		Putnam Management
David Glancy	2009	2017–Present	Portfolio Manager

Assistant portfolio manager	Joined fund	Employer	Positions over past five years

		Putnam Management
Jacquelyne Cavanaugh	2017	2011–Present	Portfolio Manager, Analyst

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the funds.

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